SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-12

                                   PBHG Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:
                  --------------------------------------------------------------

                  (2) Aggregate number of securities to which transaction
                      applies:
                  --------------------------------------------------------------

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  --------------------------------------------------------------

                  (4) Proposed maximum aggregate value of transaction:
                  --------------------------------------------------------------

                  (5) Total fee paid:
                  --------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


                  (1) Amount Previously Paid:
                  --------------------------------------------------------------

                  (2) Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------

                  (3) Filing Party:
                  --------------------------------------------------------------

                  (4) Date Filed:
                  --------------------------------------------------------------

                                                              September 1, 2004

      IMPORTANT NEWS FOR SHAREHOLDERS OF PBHG IRA CAPITAL PRESERVATION FUND

         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of a matter affecting PBHG IRA Capital Preservation Fund (the "IRA Fund"), of PBHG Funds (the "Company"), that requires a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       What Is Happening?

A. The Board of Trustees is asking shareholders to vote on a proposal to change the investment goal of the IRA Fund to state:

         The IRA Fund will seek to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital.

The Trustees of the Company unanimously recommend that you vote FOR this proposal.

Q.       Why Did You Send Me These Materials?

A. You are receiving these materials--a booklet that includes the Proxy Statement and one proxy card--because you have the right to vote on an important proposal concerning your investment in the IRA Fund.

Q.       Whom Do I Call For More Information Or To Place My Vote?

A. You can vote easily and quickly at the proxy solicitors' web site, by toll-free telephone, by mail, by following the instructions that appear on the enclosed proxy card, or in person. If you need more information on how to vote, or if you have any questions, please call your financial representative or the Company's information agent at 1-800-433-0051.

        Your Vote Is Important And Will Help Avoid The Additional Expense
                            Of Another Solicitation.

                   Thank You For Promptly Recording Your Vote.

                                   PBHG Funds

                       PBHG IRA Capital Preservation Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 1, 2004

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of PBHG IRA Capital Preservation Fund (the "IRA Fund") of PBHG Funds (the "Company"), will be held at the Company's offices at 1400 Liberty Ridge Drive, Wayne, Pennsylvania, 19087-5593 on October 1, 2004 at 10:00 AM for the following purpose:

         To approve a change of the IRA Fund's investment goal to state: The IRA Fund will seek to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital.

Shareholders of record at the close of business on August 23, 2004 are entitled to notice of, and to vote at, the meeting or any adjournments thereof. You are invited to attend the meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly at the proxy solicitors' web site, by toll-free telephone, by mail, by following the instructions that appear on the enclosed proxy card, or in person. You may change your vote even though a proxy has already been returned either by written notice to the Company, by mail, submitting a subsequent proxy, or by voting in person at the meeting.

By Order of the Board of Trustees of the Company.

/s/ John M. Zerr

John M. Zerr
Secretary
Kansas City, MO
September 1, 2004

                                   PBHG Funds
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-433-0051

                                 PROXY STATEMENT
                       SPECIAL MEETING OF SHAREHOLDERS OF
                       PBHG IRA CAPITAL PRESERVATION FUND

                          TO BE HELD ON October 1, 2004

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of PBHG Funds (the "Company") for the special meeting of shareholders of PBHG IRA Capital Preservation Fund (the "IRA Fund") to be held at the Company's offices at 1400 Liberty Ridge Drive, Wayne, Pennsylvania, 19087-5593 on Friday, October 1, 2004 at 10:00 A.M., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on August 23, 2004 are entitled to notice of, and to vote at, the meeting or any adjournments thereof. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about September 3, 2004.

SHAREHOLDER VOTING

The Board intends to bring before the Meeting the matter set forth herein. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly at the proxy solicitors' web site, by toll-free telephone, by mail, or in person. You may change your vote even though a proxy has already been returned either by written notice to the Company, by mail, submitting a subsequent proxy, or by voting in person at the meeting. A more detailed description of the various voting procedures is provided in the section Shareholder Voting Procedures beginning on page 4 below.

PROPOSAL TO CHANGE THE FUND'S INVESTMENT GOAL

Introduction

On August 6, 2004, the Board of Trustees determined to seek shareholder approval to change the investment goal of the IRA Fund into a fund which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. If approved, a corresponding change will be made to IRA Fund's investment strategies to effect the changed investment goal. (The IRA Fund's new investment goal, strategies, policies, risks and expenses are described in more detail below.) Effective upon IRA Fund shareholder approval of the change in investment goal, the Board will rename the IRA Fund to the Dwight Short Term Fixed Income Fund ("Short Term Fund"). The IRA Fund's investment adviser will continue to be Pilgrim Baxter & Associates, Ltd. (the "Adviser") and the sub-adviser will continue to be Dwight Asset Management Company (the "Sub-Adviser") (collectively the "Advisers").

         Reasons for Change

The IRA Fund's investment goal has been to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value. The IRA Fund has sought to achieve its goal through a combination of investment in high quality fixed income securities and wrapper agreements purchased from financial institutions. The wrapper agreements have been intended to assist in seeking to protect principal value and stabilize the IRA Fund's net asset value on a daily basis.

The Board recommends that the shareholders approve the change in investment goal based upon the Board's assessment of the long-term ability of the IRA Fund to achieve its investment goal in light of current regulatory uncertainty regarding the valuation methodology of wrapper agreements by mutual funds, the potential future lack of availability to mutual funds of wrapper agreements on economically viable terms necessary for the IRA Fund's investment strategy and the current rising rate interest environment. The Board believes this action is in the best interest of the shareholders.

As disclosed in the IRA Fund's registration statement and most recent annual report, the U.S. Securities and Exchange Commission ("SEC") has inquired of registered "stable value" mutual funds, including the IRA Fund, as to the methodology used by such mutual funds to value their wrapper agreements. The SEC has not issued any public statement regarding the results of its inquiry or any conclusions that it may have reached, nor indicated when, if at all, such a statement may be issued. It is possible that the SEC's conclusions could require stable value mutual funds to cease using the types of wrapper agreements commonly used today by such mutual funds and purchase substantially restructured wrapper agreements the terms of which cannot be assessed at this time and may not be available in the market place. The IRA Fund's Advisers have informed the Board that substantially restructured wrapper agreements are unlikely to be available in a manner and at a cost which would allow the IRA Fund to achieve its investment goal in an economically viable manner.

Interest rates have risen over the last several months and that general trend is expected to continue for the next several months. The Board considered the fact that the IRA Fund's potential inability to continue valuing its wrapper agreements under the current methodology or to obtain substantially restructured wrapper agreements in such an environment could have potentially adverse consequences to shareholders. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, which could force the IRA Fund to keep its money invested at lower rates. Without wrapper agreements, the Board was concerned that the IRA Fund would be unable to meet its investment goal of providing investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV), and that shareholders in such an environment could be subject to unexpected loss of principal value. In addition, the Board was concerned that substantially restructured wrapper agreements - even if available
- could be prohibitively expensive.

The Adviser has contractually agreed to reduce its investment advisory fee charge to the IRA Fund from 0.60% to 0.40% on an annualized basis effective after shareholder approval of the proposed change to the IRA Fund's investment goal. In addition, after shareholder approval of the proposed change to the IRA Fund's investment goal the Adviser has contractually agreed to waive that portion, if any, of the annual management fees payable by the IRA Fund and to pay certain expenses of the IRA Fund to the extent necessary to ensure that the total annual operating expenses of the IRA Fund (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 0.75% for PBHG Class shares and 1.00% for Advisor Class shares, which is a reduction of the IRA Fund's current operating expense caps of 1.00% and 1.25% for PBHG Class shares and Advisor Class shares, respectively. The one-year term of this contractual waiver/reimbursement agreement runs concurrent with the Fund's fiscal year and is renewable thereafter by the Adviser from year to year.

You should know that if the proposed change to the Fund's investment goal is not approved by shareholders, the Adviser will likely recommend that the Board authorize re-soliciting shareholders, which may involve setting a new record date and a redistribution of proxy statements, at the IRA Fund's expense. If the IRA Fund is unsuccessful in obtaining the requisite shareholder vote upon any such re-solicitation, the Adviser may recommend other alternatives to the Board, which may include, without limitation, merging the IRA Fund into another portfolio of the Company or changing the Fund into another type of fund, such as a money market fund.

PROPOSED INVESTMENT GOAL

The Board proposes that the IRA Fund shareholders approve the following investment goal:

         The IRA Fund will seek to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital.

         Required Vote

Under the Investment Company Act of 1940, as amended (the "1940 Act"), approval of this proposal requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the IRA Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the IRA Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the IRA Fund.

DESCRIPTION OF DWIGHT SHORT TERM FIXED INCOME FUND

The following describes the main investment strategies and risks of the Short Term Fund effective upon approval by the shareholders of the change in investment goal described above. The principal change from the IRA Fund's current investment strategies is that the Short Term Fund will no longer invest in wrapper agreements. Another change is that the Short Term Fund will be permitted to invest a portion of its assets (up to 20%) in fixed income securities of the third and fourth credit grades. However, the Short Term Fund will continue to invest the majority of its assets (80% or higher) in high quality fixed income obligations.

         Main Investment Strategies

Under normal circumstances, the Short Term Fund will invest at least 80% of its assets in two types of high quality fixed income obligations: U.S. government securities (including those issued by agencies and instrumentalities) and debt securities in the highest grade of credit quality rated (such as those rated AAA by S&P or Aaa by Moody's) or deemed equivalent by the Sub-Adviser. The Short Term Fund could invest up to 20% of total assets in fixed income obligations of the second, third and fourth credit grades, which are still considered investment-grade. It can not buy any junk bonds, and with respect to bonds that were investment grade when purchased, but are subsequently downgraded to junk bond status, the Short Term Fund will promptly seek to sell such bonds in an orderly fashion.

The Short Term Fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, and U.S. government and agency bonds. Generally, most are from U.S. issuers, but bonds of dollar denominated foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the Short Term Fund's assets, because of their potential to offer high yields while also meeting the Short Term Fund's quality policies.

Although the Sub-Adviser may adjust the Short Term Fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), it will keep it at three years or less.

In deciding which types of securities to buy and sell, the Sub-Adviser's portfolio managers typically weigh a number of factors against each other, including economic outlooks and possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

         Main Investment Risks

There are several principal risk factors that could reduce the yield you receive from the Short Term Fund, cause you to lose money or cause the Short Term Fund's performance to trail that of other investments. The price of securities in the Short Term Fund will flucuate. Theses price movements may occur because of changes in interest rates, an issuers individual situation or industry change, or events in financial markets.

         Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Short Term Fund's securities, the more sensitive it will be to interest rate changes. As interest rates decline, the issuers of securities held by the Short Term Fund may prepay principal earlier than scheduled, forcing the Short Term Fund to reinvest in lower yielding securities. Prepayment may reduce the Short Term Fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, reducing the value of the security. Because the Short Term Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

         Credit Risk. In purchasing bonds, the Short Term Fund faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default. While still considered investment grade, bonds in the fourth credit grade are more speculative and involve greater risk of default or price changes due to changes in the credit quality of the issuer.

         Market Risk. Deteriorating market conditions might cause a general weakness in the bond market that reduces the overall level of securities prices in the markets. Developments in a particular class of bonds or the stock market could also adversely affect the Short Term Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Short Term Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Although the Short Term Fund will strive to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investments in the Short Term Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

         The Board of Trustees, unanimously recommends that you vote "FOR" the Proposal.

ADDITIONAL INFORMATION

The Adviser is located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania, 19087-5593. The Sub-Adviser is located at 100 Bank Street, Burlington, Vermont 05401. PBHG Fund Distributors, the Company's Distributor, is located at 1400 Liberty Ridge Drive, Wayne, PA 19087.

Shareholder Voting Procedures

The Company expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Pilgrim Baxter or its affiliates. These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from the Company.

The Company has engaged the services of Georgeson Shareholder Communications, Inc. ("Georgeson") to assist it in soliciting proxies for the meeting. The Company estimates that the aggregate cost of Georgeson's services will be approximately $40,000. The Company expects to solicit proxies principally by mail, but either the Company or Georgeson may also solicit proxies by telephone, the Internet or personal interview. The Company may also reimburse certain firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the IRA Fund.

As the Meeting date approaches, certain shareholders of the Company may receive a telephone call if, for instance, their votes have not yet been received or they have voted against the proposal. Shareholders of the Company may authorize a telephone solicitor to execute proxies by telephonically transmitted instructions. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the telephone solicitor will ask for each shareholder's full name, address, social security or taxpayer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned. The telephone solicitor will also confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information provided by the shareholder agrees with the record information, the telephone solicitor will explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The telephone solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The telephone solicitor will record the shareholder's instructions on the card. Within 72 hours, the telephone solicitor will send the shareholder a letter or mailgram to confirm his or her vote and ask the shareholder to call the telephone solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If you wish to participate in the Meeting, but do not wish to give your proxy by any of the methods outlined above, you may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should you require additional information regarding the Proxy or replacement proxy cards, you may contact the Company at 1-800-433-0051. You may revoke an executed proxy by (i) a written instrument received by the Secretary of the Company at any time before they are exercised; (ii) delivery of a later-dated proxy; or (iii) attendance at the Meeting and voting in person.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the proposal specified on the proxy card. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have no effect on the outcome of the vote to approve any Proposal requiring a vote based on the percentage of shares actually voted. You should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the Proposal is approved.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if the IRA Fund requires additional votes on a selected item, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

Beneficial Ownership of Shares

Schedule A lists the beneficial owners of five percent or more of the IRA Fund's outstanding shares as of August 23, 2004. On that date, the Trustees and officers of the Company, together as a group, beneficially owned less than one percent of the IRA Fund's outstanding shares.

The total number of outstanding shares of the IRA Fund as of August 23, 2004 was 137,784,060.466.

The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the IRA Fund by the existing Trustees and officers of the Company and/or on the records of the Company's transfer agent.

For a free copy of the Company's most recent annual report shareholders of the Company, including the IRA Fund may call 800-433-0051 or write to the Company at P.O. Box 219081, Kansas City, MO 64121.

Shareholder Proposals

As a general matter, the Company does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the IRA Fund, you should send such proposal to the Company at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a shareholder's meeting, the Company must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain Federal regulations.

Other Business

The Board does not intend to present any other business at the Meeting. Other matters will be considered if notice is given within a reasonable amount of time prior to the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

The Trustees recommend approval of the Proposal. Any Unmarked Proxies without Instructions to the Contrary will be Voted in Favor of Approval of the Proposal.

                                   SCHEDULE A

                                       TO

                                 PROXY STATEMENT
                       SPECIAL MEETING OF SHAREHOLDERS OF
                       PBHG IRA CAPITAL PRESERVATION FUND


Ownership of IRA Capital Fund Shares

Listed below is the name, address and percent ownership of each person who as of August 23, 2004, to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of a class of the IRA Fund:

Class             Name and Address                    Number of Shares Owned     Percent Record Ownership*
-----             ----------------                    ----------------------     -------------------------
PBHG              National Financial Services Corp.       78,606,663.503                    57.39%
                  For the Exclusive Benefit of
                  Our Customers
                  200 Liberty Street
                  One World Financial Center
                  Attn: Mutual Funds Department
                  5th Floor
                  New York, NY 10281-1003

PBHG              Charles Schwab & Co.                    35,214,618.966                    25.71%
                  Reinvest Account
                  Attn: Mutual Fund Department
                  101 Montgomery Street
                  San Francisco, CA  94104-4122

PBHG              Pershing LLC                             9,915,194.531                     7.24%
                  PO Box 2052
                  Jersey City, NJ  07303-2052

Advisor           National Financial Services Corp.          256,489.161                    32.26%
                  For the Exclusive Benefit of
                  Our Customers
                  200 Liberty Street
                  One World Financial Center
                  Attn: Mutual Funds Department
                  5th Floor
                  New York, NY 10281-1003

Advisor           Pershing LLC                               207,959.540                    26.16%
                  PO Box 2052
                  Jersey City, NJ  07303-2052

Advisor           Ameritrade Inc.                             66,109.281                     8.31%
                  PO Box 2226
                  Omaha, NE  68103-2226

Class A           Pilgrim Baxter & Associates                  5,141.466                    99.81%
                  Attn: Terri Simonetti
                  1400 Liberty Ridge Drive
                  Wayne, PA 19087-5525

Class C           Pilgrim Baxter & Associates                  5,115.794                    99.80%
                  Attn: Terri Simonetti
                  1400 Liberty Ridge Drive
                  Wayne, PA 19087-5525


*PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially, other than those owned by Pilgrim Baxter & Associates, Ltd., which are held benificially.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043-9132

---------------------------------------- ----------------------------------------- -----------------------------------
To vote by Telephone                     To vote by Internet                       To vote by Mail
1) Read the Proxy Statement              1) Read the Proxy Statement                1) Read the Proxy
   and have the Proxy card on               and have the Proxy card on                 Statement.
   reverse  at hand.                        reverse  at hand.                       2 )Check the appropriate
2) Call 1-800-690-6903.                  2) Go to www.proxyweb.com                     box on the reverse side.
3) Follow the recorded                   3) Follow the on-line                      3) Sign, date and return
   instructions.                            instructions.                              the Proxy card in the
                                                                                       envelope provided.
---------------------------------------- ----------------------------------------- -----------------------------------
If you vote by Telephone or Internet, please do not return your Proxy card.

                                   PBHG Funds
                       PBHG IRA Capital Preservation Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 1, 2004

The undersigned hereby appoints Lee T. Cummings and John M. Zerr as proxies with full powers of substitution and revocation, to represent, and to vote on behalf of, the undersigned all shares of the PBHG IRA Capital Preservation Fund (the "IRA Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the IRA Fund to be held at the Company's offices at 1400 Liberty Ridge Drive, Wayne, Pennsylvania, 19087-5593 on October 1, 2004, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" the proposal. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                 THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL.

         EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

         Date ___________________, 2004

        -------------------------------------------------------------------

        -------------------------------------------------------------------
         Signature(s) and Title(s), if Applicable (Sign in the Box) Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

         Please fill in box(es) as shown using black or blue ink or number 2 pencil |X| PLEASE DO NOT USE FINE POINT PENS.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted IN FAVOR of the proposal. Please mark your vote below in blue or black ink. Do not use red ink.

PROPOSAL - To approve the proposed change to the IRA Fund's investment goal to state:

         The Fund will seek to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital.

If approved, a corresponding change will be made to the IRA Fund's investment strategies to effect the changed investment goal, as described in the Proxy Statement.

         FOR_______
         AGAINST________
         ABSTAIN________